FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
5.     FAIR VALUE MEASUREMENTS

The Company measures certain assets at fair value in accordance with Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The guidance in ASC 820 outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. The fair value hierarchy is broken down into three levels based on the source of inputs as follows:
•       Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets.

•       Level 2 — Valuations based on observable inputs other than Level 1 and quoted prices in active markets for similar assets.

•       Level 3 — Valuations based on inputs that are unobservable.

The Company has used Level 1 inputs to determine the fair value of its cash equivalents and marketable securities available for sale. As of December 31, 2016, cost represented fair value of the Company’s cash equivalents and marketable securities.